SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

       Date of Report (Date of earliest event reported): December 19, 2003

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Washington                     000-29829                91-1815009
 (State or other jurisdiction        (SEC File Number)        (IRS Employer
of incorporation or organization)                            Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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Item 5.  Other Events

            On December 19, 2003, Pacific Financial Corporation ("Pacific") announced that its board of directors has declared a cash dividend of $1.40 per share to all shareholders of record as of December 31, 2003. The dividend is payable on or before January 9, 2004. The dividend represents a 5 cent per share increase over the annual cash dividend paid by Pacific in 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  December 19, 2003                 By:  /s/ John Van Dijk
                                               -------------------------------
                                               John Van Dijk
                                               Executive Vice President
                                               and Chief Financial Officer